Exhibit 99.1

ServiceNow Reports Financial Results for Second Quarter 2016

SANTA CLARA, Calif.--(BUSINESS WIRE)--July 27, 2016--ServiceNow (NYSE:NOW), the enterprise cloud company, today announced the financial results for its second quarter 2016.

Second Quarter 2016 Results:

  Total revenues of $341.3 million, an increase of 38% year-over-year.
  Billings of $374.9 million, an increase of 33% year-over-year (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation).
  GAAP net loss of $49.6 million, or loss of $0.30 per basic and diluted share, compared to a GAAP net loss of $61.9 million, or loss of $0.40 per basic and diluted share, in the second quarter of 2015.
  Non-GAAP net income of $25.6 million, or income of $0.16 per basic and $0.15 per diluted share, compared to a non-GAAP net income of $7.3 million, or income of $0.05 per basic share and $0.04 per diluted share, in the second quarter of 2015 (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation).
  Net cash used in operating activities of $148.2 million.
  Free cash flow of $78.0 million, or 23% of revenue (see the table entitled "Condensed Consolidated Statements of Cash Flows” for a reconciliation).
  Based on average second quarter exchange rates, our year-over-year revenue or billings growth rates were not significantly impacted due to foreign exchange rate fluctuations.

“Our business mix continues to diversify with emerging products representing 40% of our new business, up from 24% during the same period last year,” said Frank Slootman, president and chief executive officer, ServiceNow. “Two-thirds of our customers now license more than one product, and 15 of our top 20 new deals included three or more products.”

“We landed 26 new Global 2000 customers in the quarter,” said Michael Scarpelli, chief financial officer, ServiceNow. “Additionally, we now have 272 customers each paying us more than $1 million in annualized contract value, a record increase of 26 in the quarter.”

Financial Outlook

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, amortization of purchased intangibles, legal settlements and business combination and other related costs (see table which reconciles these non-GAAP financial measures to the related GAAP measures).

Based on foreign exchange rates at the end of the second quarter, we are not forecasting a significant impact to our expected year-over-year revenue or billings growth rates due to foreign exchange rate fluctuations.

For the third quarter of 2016, we expect:

  Subscription revenues between $312 and $315 million, representing year-over-year growth between 40% and 41%.
  Professional services and other revenues between $38 and $39 million, representing year-over-year growth between 0% and 3%.
  Total revenues between $350 and $354 million, representing year-over-year growth between 34% and 36%.
  Subscription billings between $339 and $343 million, representing year-over-year growth between 38% and 39%.
  Professional services and other billings between $41 and $42 million, representing year-over-year growth between 2% and 4%.
  Total billings between $380 and $385 million, representing year-over-year growth between 33% and 34%.
  Subscription gross margin of approximately 84%, professional services and other gross margin of approximately 13%, and overall gross margin of approximately 76%.
  Operating margin of approximately 15%.
  Free cash flow margin of approximately 16%.
  Weighted average shares used to compute diluted net income per share of approximately 174 million shares.

For full-year 2016, we expect:

  Subscription revenues between $1,203 and $1,211 million, representing year-over-year growth between 42% and 43%.
  Professional services and other revenues between $167 and $169 million, representing year-over-year growth between 6% and 8%.
  Total revenues between $1,370 and $1,380 million, representing year-over-year growth between 36% and 37%.
  Subscription billings between $1,427 and $1,435 million, representing year-over-year growth between 37% and 38%.
  Professional services and other billings between $178 and $180 million, representing year-over-year growth between 9% and 10%.
  Total billings between $1,605 and $1,615 million, representing year-over-year growth of 34%.
  Operating margin of approximately 12%.
  Free cash flow margin of approximately 24%.
  Weighted average shares used to compute diluted net income per share of approximately 173 million shares.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, July 27, 2016. Interested parties may listen to the call by dialing 844.464.3153 (passcode:32458029), or if outside North America, by dialing +1.508.637.5575 (passcode:32458029). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode:32458029), or if outside North America, by dialing +1.404.537.3406 (passcode:32458029).

Statement regarding use of non-GAAP financial measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our financial measures under GAAP include stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effects of these adjustments. We believe the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as net cash (used in) provided by operating activities plus cash paid for legal settlements, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of ongoing business operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

Total billings is calculated as revenue plus the change in total deferred revenue as presented on the statement of cash flows. We also provide the breakdown of billings information by subscription billings and professional services and other billings. These are calculated based on the respective revenue in each category plus the respective change in deferred revenues for each category. We believe billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

Emerging products include ServiceWatch, Discovery, Cloud Management, Orchestration, Event Management, HR, Security Operations, Customer Service Management, Performance Analytics, Service Strategy, Platform, and Governance, Risk and Compliance.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2015 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended June 30, 2016.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow enables service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Revenues:
Subscription	$290,679	$200,461	$558,101	$380,368
Professional services and other	50,633	46,255	89,090	78,312
Total revenues	341,312	246,716	647,191	458,680
Cost of revenues (1):
Subscription	56,360	45,392	109,141	87,836
Professional services and other	40,289	34,325	81,768	68,780
Total cost of revenues	96,649	79,717	190,909	156,616
Gross profit	244,663	166,999	456,282	302,064
Operating expenses (1):
Sales and marketing	186,506	136,574	345,116	246,631
Research and development	70,364	53,276	136,288	103,124
General and administrative	36,071	30,384	77,308	59,776
Legal settlements	—	—	270,000	—
Total operating expenses	292,941	220,234	828,712	409,531
Loss from operations	(48,278)	(53,235)	(372,430)	(107,467)
Interest expense	(8,248)	(7,707)	(16,357)	(15,285)
Interest income and other income (expense), net	2,260	521	2,962	5,225
Loss before income taxes	(54,266)	(60,421)	(385,825)	(117,527)
Provision for (benefit from) income taxes	(4,641)	1,504	(2,868)	2,491
Net loss	$(49,625)	$(61,925)	$(382,957)	$(120,018)
Net loss per share - Basic and Diluted	$(0.30)	$(0.40)	$(2.35)	$(0.78)
Weighted-average shares used to compute net loss per share - Basic and Diluted	163,838,755	154,465,367	162,952,721	153,041,433

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Cost of revenues:
Subscription	$6,951	$6,067	$13,558	$11,232
Professional services and other	6,136	5,771	12,895	10,984
Sales and marketing	32,861	26,105	63,859	48,679
Research and development	21,047	17,935	41,580	33,573
General and administrative	11,070	10,468	21,481	19,952
Total	$78,065	$66,346	$153,373	$124,420

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$289,113	$412,305
Short-term investments	517,601	388,945
Accounts receivable, net	197,296	203,333
Current portion of deferred commissions	57,232	51,976
Prepaid expenses and other current assets	36,647	29,076
Total current assets	1,097,889	1,085,635
Deferred commissions, less current portion	39,716	33,016
Long-term investments	224,439	422,667
Property and equipment, net	166,551	144,714
Intangible assets, net	64,873	43,005
Goodwill	83,115	55,669
Other assets	37,755	22,346
Total assets	$1,714,338	$1,807,052

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$41,095	$37,369
Accrued expenses and other current liabilities	113,131	101,264
Current portion of deferred revenue	697,855	593,003
Total current liabilities	852,081	731,636
Deferred revenue, less current portion	15,130	10,751
Convertible senior notes, net	490,891	474,534
Other long-term liabilities	31,954	23,317
Stockholders’ equity	324,282	566,814
Total liabilities and stockholders’equity	$1,714,338	$1,807,052

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Cash flows from operating activities:
Net loss	$(49,625)	$(61,925)	$(382,957)	$(120,018)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	20,000	15,033	37,452	28,857
Amortization of premiums on investments	1,309	1,782	2,799	3,612
Amortization of deferred commissions	18,924	15,684	36,957	31,281
Amortization of debt discount and issuance costs	8,248	7,707	16,357	15,285
Stock-based compensation	78,065	66,346	153,373	124,420
Deferred income tax	(6,426)	—	(6,426)	—
Other	862	(2,297)	532	(4,240)
Changes in operating assets and liabilities:
Accounts receivable	(8,844)	903	6,967	11,339
Deferred commissions	(24,426)	(17,432)	(48,397)	(32,832)
Prepaid expenses and other assets	9,807	10,861	(10,001)	(8,026)
Accounts payable	(3,659)	1,628	(272)	1,634
Deferred revenue	33,596	34,696	104,399	90,557
Accrued expenses and other liabilities	(226,002)	7,199	19,733	5,682
Net cash (used in) provided by operating activities(1)	(148,171)	80,185	(69,484)	147,551
Cash flows from investing activities:
Purchases of property and equipment	(23,852)	(15,121)	(52,929)	(41,820)
Business combinations, net of cash acquired	(33,797)	—	(34,297)	(1,100)
Purchases of other intangibles	(9,100)	—	(14,850)	—
Purchases of investments	—	(199,132)	(180,365)	(331,496)
Purchases of strategic investments	—	(10,000)	—	(10,000)
Sale of investments	—	88,950	92,885	138,362
Maturities of investments	66,662	70,274	158,520	146,660
Restricted cash	(154)	35	(611)	66
Net cash used in investing activities	(241)	(64,994)	(31,647)	(99,328)
Cash flows from financing activities:
Deferred payments on purchase of other intangibles	4,100	—	4,100	—
Proceeds from employee stock plans	14,278	11,210	34,151	41,684
Taxes paid related to net share settlement of equity awards	(31,333)	(11,711)	(59,786)	(12,446)
Payments on financing obligation	(113)	—	(223)	—
Net cash (used in) provided by financing activities(1)	(13,068)	(501)	(21,758)	29,238
Foreign currency effect on cash and cash equivalents	(2,857)	2,683	(303)	(4,562)
Net (decrease) increase in cash and cash equivalents	(164,337)	17,373	(123,192)	72,899
Cash and cash equivalents at beginning of period	453,450	307,981	412,305	252,455
Cash and cash equivalents at end of period	$289,113	$325,354	$289,113	$325,354

Calculation of free cash flow (a non-GAAP measure):
Net cash (used in) provided by operating activities(1)	$(148,171)	$80,185	$(69,484)	$147,551
Purchases of property and equipment	(23,852)	(15,121)	(52,929)	(41,820)
Cash paid for legal settlements	250,000	—	267,500	—
Free cash flow	$77,977	$65,064	$145,087	$105,731

Calculation of free cash flow margin (a non-GAAP measure):
GAAP net cash (used in) provided by operating activities as % of revenue(1)	(43%)	32%	(11%)	32%
Purchases of property and equipment as % of revenue	(7%)	(6%)	(8%)	(9%)
Cash paid for legal settlements as a % of revenue	73%	0%	41%	0%
Free cash flow margin	23%	26%	22%	23%

(1) During the six months ended June 30, 2016, we early adopted Accounting Standards Update 2016-09, "Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting," which addresses among other items, updates to the presentation and treatment of excess tax benefits related to stock-based compensation. We have adopted changes to the condensed consolidated statements of cash flows on a retrospective basis. This resulted in a $0.6 million increase in net cash provided by operating activities and a corresponding $0.6 million decrease in net cash provided by financing activities for the three and six months ended June 30, 2015.

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	Growth Rates	June 30, 2016	June 30, 2015	Growth Rates

Subscription revenues:
GAAP subscription revenues	$290,679	$200,461	45%	$558,101	$380,368	47%
Increase in subscription deferred revenue	42,079	40,319		105,952	93,761
Non-GAAP subscription billings	$332,758	$240,780	38%	$664,053	$474,129	40%

Professional services and other revenues:
GAAP professional services and other revenues	$50,633	$46,255	9%	$89,090	$78,312	14%
Decrease in professional services and other deferred revenue	(8,483)	(5,623)		(1,553)	(3,204)
Non-GAAP professional services and other billings	$42,150	$40,632	4%	$87,537	$75,108	17%

Total Revenues:
GAAP total revenues	$341,312	$246,716	38%	$647,191	$458,680	41%
Increase in total deferred revenue from consolidated statements of cash flows	33,596	34,696		104,399	90,557
Non-GAAP total billings	$374,908	$281,412	33%	$751,590	$549,237	37%

Cost of revenues:
GAAP subscription cost of revenues	$56,360	$45,392		$109,141	$87,836
Add back:
Stock-based compensation	(6,951)	(6,067)		(13,558)	(11,232)
Amortization of purchased intangibles (1)	(3,106)	(2,769)		(5,874)	(5,552)
Non-GAAP subscription cost of revenues	$46,303	$36,556		$89,709	$71,052

GAAP professional services and other cost of revenues	$40,289	$34,325		$81,768	$68,780
Add back:
Stock-based compensation	(6,136)	(5,771)		(12,895)	(10,984)
Non-GAAP professional services and other cost of revenues	$34,153	$28,554		$68,873	$57,796

Gross profit:
GAAP subscription gross profit	$234,319	$155,069		$448,960	$292,532
Add back:
Stock-based compensation	6,951	6,067		13,558	11,232
Amortization of purchased intangibles	3,106	2,769		5,874	5,552
Non-GAAP subscription gross profit	$244,376	$163,905		$468,392	$309,316

GAAP professional services and other gross profit	$10,344	$11,930		$7,322	$9,532
Add back:
Stock-based compensation	6,136	5,771		12,895	10,984
Non-GAAP professional services and other gross profit	$16,480	$17,701		$20,217	$20,516

GAAP gross profit	$244,663	$166,999		$456,282	$302,064
Add back:
Stock-based compensation	13,087	11,838		26,453	22,216
Amortization of purchased intangibles	3,106	2,769		5,874	5,552
Non-GAAP gross profit	$260,856	$181,606		$488,609	$329,832

Operating expenses:
GAAP sales and marketing expenses	186,506	136,574		345,116	246,631
Add back:
Stock-based compensation	(32,861)	(26,105)		(63,859)	(48,679)
Amortization of purchased intangibles	(56)	(145)		(74)	(291)
Non-GAAP sales and marketing expenses	$153,589	$110,324		$281,183	$197,661

GAAP research and development expenses	70,364	53,276		136,288	103,124
Add back:
Stock-based compensation	(21,047)	(17,935)		(41,580)	(33,573)
Amortization of purchased intangibles	(303)	—		(303)	—
Non-GAAP research and development expenses	$49,014	$35,341		$94,405	$69,551

GAAP general and administrative expenses	36,071	30,384		77,308	59,776
Add back:
Stock-based compensation	(11,070)	(10,468)		(21,481)	(19,952)
Amortization of purchased intangibles (1)	(273)	(23)		(374)	(46)
Business combination and other related costs	(634)	—		(945)	—
Non-GAAP general and administrative expenses	$24,094	$19,893		$54,508	$39,778

GAAP legal settlements	$—	$—		$270,000	$—
Add back:
Legal settlements	—	—		(270,000)	—
Non-GAAP legal settlements	$—	$—		$—	$—

Income (loss) from operations:
GAAP loss from operations	(48,278)	(53,235)		(372,430)	(107,467)
Add back:
Stock-based compensation	78,065	66,346		153,373	124,420
Amortization of purchased intangibles (1)	3,738	2,937		6,625	5,889
Business combination and other related costs	634	—		945	—
Legal settlements	—	—		270,000	—
Non-GAAP income from operations	$34,159	$16,048		$58,513	$22,842

Net income (loss):
GAAP net loss	(49,625)	(61,925)		(382,957)	(120,018)
Add back:
Stock-based compensation	78,065	66,346		153,373	124,420
Amortization of purchased intangibles (1)	3,738	2,937		6,625	5,889
Business combination and other related costs	634	—		945	—
Legal settlements	—	—		270,000	—
Amortization of debt discount and issuance costs for the convertible senior notes	8,248	7,707		16,357	15,285
Income tax expense effects related to the above adjustments (1)	(15,482)	(7,738)		(24,285)	(15,769)
Non-GAAP net income	$25,578	$7,327		$40,058	$9,807

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.30)	$(0.40)		$(2.35)	$(0.78)
Non-GAAP net income per share - basic	$0.16	$0.05		$0.25	$0.06
Non-GAAP net income per share - diluted	$0.15	$0.04		$0.23	$0.06

Weighted-average shares used to compute net income (loss) per share - basic	163,838,755	154,465,367		162,952,721	153,041,433

GAAP weighted-average shares used to compute net loss per share - diluted	163,838,755	154,465,367		162,952,721	153,041,433
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	8,772,013	13,613,976		8,864,056	14,275,802
Non-GAAP weighted-average shares used to compute net income per share - diluted	172,610,768	168,079,343		171,816,777	167,317,235

(1) The Non-GAAP amounts presented for the three and six months ended June 30, 2015 have been revised to exclude the amortization of other intangibles and their related tax effects.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2016. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 25, 2016, and the company's Form 10-Q for the three months ended June 30, 2016 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended
	September 30, 2016	September 30, 2015	Growth rates

GAAP subscription revenue	$312 - $315 million	$223 million	40% - 41%

Increase in subscription deferred revenue	27 - 28 million	23 million

Non-GAAP subscription billings	$339 - $343 million	$246 million	38% - 39%

GAAP professional services and other revenue	$38 - $39 million	$38 million	0% - 3%

Increase in professional services and other deferred revenue	3 million	2 million

Non-GAAP professional services and other billings	$41 - $42 million	$40 million	2% - 4%

GAAP total revenue	$350 - $354 million	$261 million	34% - 36%

Increase in total deferred revenue from consolidated statements of cash flows	30 - 31 million	25 million

Non-GAAP total billings	$380 - $385 million	$286 million	33% - 34%

GAAP subscription gross margin	80%

Stock-based compensation expense	3%

Amortization of purchased intangibles	1%

Non-GAAP subscription gross margin	84%

GAAP professional services and other gross margin	(3%)

Stock-based compensation expense	16%

Non-GAAP professional services and other gross margin	13%

GAAP total gross margin	71%

Stock-based compensation expense	4%

Amortization of purchased intangibles	1%

Non-GAAP total gross margin	76%

GAAP operating margin	(8%)

Stock-based compensation expense	22%

Amortization of purchased intangibles	1%

Non-GAAP operating margin	15%

GAAP net cash provided by operating activities as % of revenue	24%

Purchases of property and equipment as % of revenue	(8%)

Non-GAAP free cash flow margin	16%

GAAP weighted-average shares used to compute net loss per share - diluted	166 million

Effect of dilutive securities (stock options, restricted stock units)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	174 million

	Twelve Months Ended	Twelve Months Ended
	December 31, 2016	December 31, 2015	Growth rates
GAAP subscription revenue	$1,203 - $1,211 million	$848 million	42% - 43%

Increase in subscription deferred revenue	224 million	190 million

Non-GAAP subscription billings	$1,427 - $1,435 million	$1,038 million	37% - 38%

GAAP professional services and other revenue	$167 - $169 million	$157 million	6% - 8%

Increase in professional services and other deferred revenue	11 million	6 million

Non-GAAP professional services and other billings	$178 - $180 million	$163 million	9% - 10%

GAAP total revenue	$1,370 - $1,380 million	$1,005 million	36% - 37%

Increase in total deferred revenue from consolidated statements of cash flows	235 million	196 million

Non-GAAP total billings	$1,605 - $1,615 million	$1,201 million	34%

GAAP operating margin	(31%)

Stock-based compensation expense	22%

Amortization of purchased intangibles	1%

Legal settlements	20%

Non-GAAP operating margin	12%

GAAP net cash provided by operating activities as % of revenue	13%

Cash paid for legal settlements	19%

Purchases of property and equipment as % of revenue	(8%)

Non-GAAP free cash flow margin	24%

GAAP weighted-average shares used to compute net loss per share - diluted	165 million

Effect of dilutive securities (stock options, restricted stock units)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	173 million

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